Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 30, 2013

with respect to

Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner All Cap Value Portfolio

Effective August 16, 2013, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner All Cap Value Portfolio (collectively, the “Target Portfolios”) will each merge into Thrivent Large Cap Stock Portfolio. A special meeting of contractholders of each Target Portfolio was held on August 2, 2013, and the applicable contractholders of record approved each merger. Therefore, the prospectuses of the Target Portfolios will be eliminated effective August 16, 2013.

The date of this Supplement is August 6, 2013.

Please include this Supplement with your Prospectus.

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